                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 27, 2001

                              ELASTIC NETWORKS INC.
               (Exact Name of Registrant as Specified in Charter)

         DELAWARE                   001-16147                   58-2418576
(State of Incorporation)     (Commission File Number)         (IRS Employer
                                                           Identification No.)

                        6120 Windward Parkway, Suite 100
                            Alpharetta, Georgia 30005
          (Address of Principal Executive Offices, including Zip Code)

                                 (678) 297-3100
              (Registrant's telephone number, including area code)


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         ITEM 1(b).  CHANGES IN CONTROL OF REGISTRANT.


         On December 27, 2001, Elastic Networks Inc. ("Elastic"), Paradyne Networks, Inc. ("Paradyne"), and a wholly owned subsidiary of Paradyne ("Merger Sub") entered into a merger agreement ("Merger Agreement") pursuant to which, subject to the terms and conditions of the Merger Agreement, the parties agreed that Paradyne would acquire Elastic through a merger of Elastic with Merger Sub. Copies of the Merger Agreement and certain related documents are attached as exhibits to a Current Report on Form 8-K filed by Elastic with the Securities and Exchange Commission on December 31, 2001.


         On January 4, 2002, the parties entered into an amendment of the Merger Agreement (the "Amendment") to reflect that the anticipated amendment to Paradyne's certificate of incorporation (to increase the number of authorized shares of common stock) will require the approval by 66 2/3% of Paradyne's outstanding common stock. The Amendment further revises the obligation of Elastic to notify its option holders of their exercise rights to a seven day notice period from the date of the Merger Agreement. The foregoing information is qualified in its entirety by reference to the Merger Agreement and the Amendment. The Amendment is attached as an exhibit hereto and is incorporated by reference herein.

         ITEM 5.  OTHER EVENTS.

                  SEE ITEM 1(b) ABOVE

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (c) Exhibits.

         The following exhibits are filed herewith in accordance with the provisions of Item 601 of Regulation S-K.

         Exhibit No.        Description
         -----------        -----------
            2.1             Amendment No. 1 to Agreement and Plan of Merger, dated as of January 4,
                            2002, among Paradyne Networks, Inc., Phoenix Merger Sub, Inc., and
                            Elastic Networks Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ELASTIC NETWORKS INC.
                                       (Registrant)



                                       By:      /s/ Darrell E. Borne
                                          --------------------------------------
                                       Name:  Darrell E. Borne
                                       Title: Chief Financial Officer


Date: January 7, 2002


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                                  EXHIBIT INDEX

         The following exhibits are filed as part of this Report.

Exhibit No.       Description
-----------       -----------
   2.1            Amendment No. 1 to Agreement and Plan of Merger, dated as of January 4,
                  2002, among Paradyne Networks, Inc., Phoenix Merger Sub, Inc., and
                  Elastic Networks Inc.